LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND

                Supplement to Prospectuses dated January 1, 2003
                    Replacing supplement dated March 19, 2003

The Fund's prospectuses are revised as follows:

1. On April 1, 2003, Newport Pacific Management, Inc. ("NPMI"), an indirect subsidiary of Columbia Management Group, Inc. ("CMG"), merged into Columbia Management Advisers, Inc. ("Columbia"), a registered investment adviser. Columbia, a direct subsidiary of CMG, is the surviving company in the merger and is now the investment adviser to the Fund.

In addition, immediately prior to the merger described above and also on April 1, 2003, Newport Fund Management, Inc., a subsidiary of NPMI, merged into NPMI. As a result of NPMI's merger into Columbia, Columbia is now the adviser to the Fund.

The merger will not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

2. The section MANAGING THE FUND; Portfolio Managers is revised in its entirety as follows:

Jamie Chui, a vice president of Columbia, has co-managed the Fund since August, 2001. From November, 2000 to July, 2001, she was an analyst covering Asia Pacific companies. Prior to joining Columbia, Ms. Chui was a research investment associate at Putnam Investments from December, 1997 to November, 2000. Ms. Chui received a B.A. degree in philosophy and international relations from Smith College.

Richard Yeung, a senior vice president of Columbia, has co-managed the Fund since March, 2003. Mr. Yeung is a member of Columbia's Asia and International strategy teams. Prior to joining Columbia in February, 1998, Mr. Yeung managed both listed and direct investments in the Pacific Basin at Progress Investment and Sit/Kim International, where he was a member of the management and investment committees. Mr. Yeung received B.S. and M.S. degrees in engineering from the University of Michigan and an M.B.A. degree from Columbia University.






734-36/331N-0303                                                  April 1, 2003